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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________
                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                         Date of Report: August 19, 2005
                Date of earliest event reported: August 16, 2005

                               AMISTAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

           CALIFORNIA                                             95-2747332
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                     0-13403
                                   (Commission
                                  file number)


                                237 VIA VERA CRUZ
                            SAN MARCOS, CA 92078-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 16, 2005, the Company entered into a definitive agreement with SMS Technologies, Inc. (the "Buyer"), under which, the Company and the Buyer intend to use commercially reasonable efforts to assign to the Buyer the rights and obligations of the Company in certain manufacturing agreements of the Company's AMS ("Amistar Manufacturing Services") division. In connection with any such assignments, the Company intends to sell certain AMS assets and inventory of the Company to the Buyer that are used in connection with the applicable manufacturing agreements for consideration to be agreed upon by the Company and the Buyer. In addition, in consideration for the assignment of the applicable manufacturing agreements and for other services provided by the Company to the Buyer, the Company will be entitled to a sales commission with respect to products or services delivered to the applicable customer by the Buyer under assigned manufacturing agreements for a period of three years from the applicable assignment.

Subject to certain exceptions, upon the first assignment of a manufacturing agreement, the Company will be subject to a noncompete obligation whereby it will generally be prohibited for a period of three (3) years from owning, managing, operating or controlling any business or entity that provides Electronic Manufacturing Services provided to original equipment manufacturers as provided by the Company through its AMS division on August 16, 2005.



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 19, 2005                        Amistar Corporation


                                             By: /s/ Gregory D. Leiser
                                                 -------------------------------
                                                 Gregory D. Leiser
                                                 Vice President Finance and
                                                 Chief Financial Officer